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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Alkermes, Inc. (the "Company") on Form 10-Q for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Richard F. Pops, Chief Executive Officer of the Company, and James M. Frates, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 8, 2005                      /s/ Richard F. Pops
                                            ------------------------
                                            Richard F. Pops
                                            Chief Executive Officer

                                            /s/ James M. Frates
                                            ------------------------
                                            James M. Frates
                                            Chief Financial Officer